Item 1: Report to Shareholders

Emerging Europe & Mediterranean Fund	April 30, 2007

The views and opinions in this report were current as of April 30, 2007. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Stocks in emerging European and Middle Eastern markets produced good returns but lagged the broader emerging markets universe in the six-month period ended April 30, 2007. Central European equities fared best, but shares in Egypt, Turkey, and Israel also performed well. Stocks in oil-producer Russia lagged with relatively mild gains as oil prices were volatile and remained well below last summer’s highs.

HIGHLIGHTS

• Stocks in our target regions produced good returns but lagged the broader emerging markets universe in the first half of the fund’s fiscal year.

• Your fund outperformed the MSCI Emerging Markets Europe and Middle East Index in both the 6- and 12-month periods ended April 30, 2007.

• During the last six months, we increased our exposure to Egypt, trimmed our holdings in Turkey, and continued to find excellent long-term investment opportunities in peripheral markets that are not part of the index.

• Emerging market fundamentals and economic conditions remain solid. While stocks in our target regions could continue to produce positive returns, it is unlikely that they will be as extraordinary as the gains of the last few years.

Your fund produced a strong gain of 16.55% in the last six months and 18.48% for the one-year period ended April 30, 2007. As shown in the Performance Comparison table, the fund outperformed the MSCI Emerging Markets Europe and Middle East Index in both periods. The fund’s 12-month results reflect our substantial performance advantage versus the benchmark in the second half of the fund’s previous fiscal year.

In the last six months, emphasizing financials (which produced strong returns) and underweighting energy stocks (which lagged) contributed substantially to our relative results. On the downside, our stock selection in various sectors and our country allocations—such as lack of exposure to Israel and the Central European markets of Poland, the Czech Republic, and Hungary, all of which performed well in the last six months—hampered our performance.

WHAT STRONGER FOREIGN CURRENCIES MEAN FOR INTERNATIONAL INVESTORS AND ECONOMIES

Many non-U.S. currencies strengthened versus the U.S. dollar in the one-year period ended April 30, 2007. For example, the British pound sterling rose 10%, the Indian rupee 9%, and the euro more than 8%. The greenback’s weakness reflects the domestic economic slowdown, the trade deficit with China and other major trading partners, expectations for U.S. interest rates to remain steady or decline, and rising rates in Europe and parts of Asia, where economic growth is picking up. Another factor is that several non-U.S. central banks have been shifting some of their currency reserves to nondollar currencies, thus decreasing global demand for dollars.

Stronger foreign currencies have benefited many U.S. investors who owned assets in non-U.S. countries. All other things being equal, when a non-U.S. currency strengthens against the U.S. dollar, the value of assets denominated in the other currency increases when converted into dollars. For example, the MSCI EAFE Index returned 14.33% in local currency terms over the last year, but in dollar terms, the index returned 20.32%. Of course, when the dollar strengthens relative to other currencies—as it has versus the Japanese yen over the last 12 months—the value of assets denominated in the other currency decreases when exchanged into dollars. In yen terms, the MSCI Japan Index (a measure of Japanese stocks) returned 2.79%, but in dollar terms, it returned -1.78%.

Although the greenback could exhibit strength in some relatively short periods, T. Rowe Price International believes that the dollar is likely to decline against its major counterparts over the long term as the trade deficit grows and as other economies and regions ascend in global importance. Fundamentally, a weakening dollar over time could help alleviate the trade gap by making U.S. products cheaper in overseas markets and foreign-made goods more expensive in the U.S. As a result, higher import prices would add to inflation pressures and could force U.S. interest rates higher. In contrast, lower-priced U.S. exports to other countries could help restrain inflation and interest rate increases in those economies, which could help extend their economic expansions.

PORTFOLIO REVIEW

MIDDLE EAST

Egypt
Stocks in Egypt, which is not represented in our benchmark, returned almost 17% in U.S. dollar terms in the last six months. The country is our largest overweight relative to the index, representing approximately 16.5% of fund assets as of April 30. We are encouraged by ongoing economic reform efforts under President Mubarak, and we believe that Egyptian companies are poised to continue benefiting from strong economic growth and the liquidity boom in the oil-rich Persian Gulf region. Two such beneficiaries in the last six months were Orascom Construction and Orascom Telecom, our largest Egyptian positions at the end of our reporting period. (Please refer to the fund’s portfolio of investments for a complete listing of holdings and the amount each represents in the portfolio.)

We increased our stake in Egypt in the last six months by purchasing additional shares of Orascom Construction, the leading cement producer and construction contractor in the Middle East. Also, we initiated a position in EFG Hermes, a private bank that offers investment banking and brokerage services.

Turkey
Stocks in Turkey returned more than 19% in the last six months. At the end of April, the country represented about 11% of fund assets, a slight overweight relative to our MSCI benchmark. Turkey’s economy continued to improve over the last six months, and a number of companies have had successful initial public offerings (IPOs). However, the political environment deteriorated at the end of our reporting period amid concerns that Foreign Minister Abdullah Gul—who is the Justice and Development Party’s presidential candidate—would, if elected by parliament, attempt to change the secular nation into an Islamic state. Following a successful constitutional court appeal by an opposing political party to block Gul’s election, Prime Minister Recep Tayyip Erdogan’s government called for general elections, which are currently scheduled for the latter part of July.

We trimmed our exposure to Turkey in the last six months, eliminating insurance company Aksigorta and wireless telecom firm Turkcell Iletisim Hizmet in the process. We maintained positions in several Turkish banks, with Turkiye Garanti Bankasi as one of our top performers and one of our largest portfolio holdings. Despite rising interest rates and a substantial current account deficit, the country’s financial situation is better than it has been in the last six years, which we believe will benefit Turkish banks.

Israel
Israel remains a significant component of our MSCI benchmark, but we continued to avoid Israeli stocks in the last six months, which hurt our relative performance because the country’s stock market rose about 20%. (The market index is dominated by generic drug maker Teva Pharmaceutical, which performed well and whose outlook brightened due to expansion plans and new product launches.) Israel is more like a developed market than an emerging market, and we continue to believe that companies in other emerging European and Mediterranean countries offer greater growth potential as well as more attractive valuations.

Other Middle Eastern Countries
We are increasingly finding excellent long-term investment opportunities in the peripheral markets of our target regions that are not part of our benchmark index. Oman, which is enjoying good economic growth, is one of the foremost examples. Several of our holdings in the country are banks, and we increased our exposure to the country from 3.6% to 5.8% of assets in the last six months. We also established a bank position in Qatar and maintain a very small investment in Lebanon.

FORMER SOVIET UNION

Russia
Stocks in Russia, which represents more than half of the fund’s assets, substantially lagged other emerging European and Mediterranean markets in the last six months, returning only 9% in U.S. dollar terms. Our slight underweighting of the country relative to the benchmark, as well as the generally good performance of our Russian holdings, such as metals and mining company MMC Norilsk Nickel, contributed substantially to our relative results.

The Russian market remains dominated by energy companies, especially Gazprom, which monopolizes Russia’s natural gas exports and, in fact, is the world’s biggest producer of natural gas. We decreased our exposure to energy stocks in the last six months, primarily Gazprom and Lukoil, which are facing rising operating and investment costs. Reduced exposure to energy companies helped our relative performance, particularly as oil prices tumbled to $50 per barrel in the first half of our reporting period and remained well below last year’s peak of about $78 per barrel.

During the last six months, we increased exposure to Sberbank, a well-positioned commercial bank with an extensive branch network, high loan growth, and strong earnings. We consider the company to be a good proxy for the rapidly growing Russian economy, and it was the largest contributor to fund performance as well as the largest portfolio holding at the end of April. In addition, we initiated a position in URSA Bank, another likely beneficiary of increased consumer activity; purchased shares of pipe producer TMK, which makes high-end products for the oil industry; and participated in the IPO of oil services company Integra Group Holdings.

Other Former Soviet Republics
We are increasingly attracted to investment opportunities in other countries that emerged from the breakup of the Soviet Union and are not part of our index benchmark. For example, in Kazakhstan, a rapidly growing, resource-rich country that has benefited from rising oil and gas prices, we participated in the IPO of Halyk Savings Bank. We believe this bank—the country’s largest based on the number of branches and the third-largest based on assets—is well positioned to enjoy continued growth. In addition, we initiated a position in Bank of Georgia, our first investment in that fast-growing country. This entrepreneurial bank, which has a dominant market share in Georgia and is benefiting from strong loan growth and high profit margins, has ambitions to expand in other parts of the former U.S.S.R.

CENTRAL EUROPE
The primary Central European markets—Poland, Hungary, and the Czech Republic—returned more than 26% in U.S. dollar terms in the last six months. The Polish and Czech economies are currently characterized by strong growth and favorable inflation trends, while Hungary is benefiting from an improving political situation and economic reforms, including measures to alleviate the budget deficit.

As mentioned earlier, our lack of exposure to these countries limited our gains in the first half of our fiscal year. In fact, we eliminated our remaining holdings in these countries: energy company Polski Koncern Naftowy (Poland) and pharmaceutical companies Zentiva (Czech Republic) and Gedeon Richter (Hungary). We consider stock valuations in these countries to be high and are finding more compelling long-term growth opportunities in other parts of our target regions. Also, we continue to believe that the benefits of their economic convergence with the European Union (EU) have largely played out.

We continued to invest in two Austrian banks, Erste Bank der Oesterreich Sparkasse and Raiffeisen International, which derive their earnings from countries in southeastern Europe and the former Soviet Union, though we trimmed our position in Raiffeisen following a period of strength. We also continued to own shares of the large Romanian bank BRD-Groupe Societe Generale, which is controlled by France’s banking behemoth Societe Generale. Romania joined the EU at the beginning of 2007 and should benefit from ongoing reform efforts to bring the economy more in line with other EU members.

OUTLOOK

The volatility in emerging markets in late February and early March does not change our positive long-term view of the asset class. Fundamentals and economic conditions remain solid. We believe that emerging markets are positioned to withstand any significant slowdown in global growth. However, gains in emerging markets over the last few years have been extraordinary and, while we expect returns to continue to be positive, it is unlikely that they will be able to sustain the recent pace.

We believe that long-term growth in emerging markets, particularly in emerging Europe and the Middle East, will be driven by increasing individual wealth and, consequently, consumer spending. With gross domestic product (GDP) growth generally high and interest rates low, many sectors and industries that are sensitive to improving consumption represent good investment opportunities. Consequently, we favor high-quality stocks of companies in consumer-sensitive industries, such as media, retailers, commercial banks, and capital markets.

In our target regions, we believe investors will favor countries with good underlying economic fundamentals and that countries with macroeconomic challenges, such as current account and fiscal deficits, rising interest rates, and weakening currencies, may struggle in the near term. Also, we anticipate that Russia and other countries with high exposure to cyclical sectors such as energy and materials will remain susceptible to commodity price fluctuations. In addition, we will continue to seek investment possibilities among the undiscovered countries of the region, some of which are experiencing very high levels of growth.

Respectfully submitted,

David J.L. Warren
President, T. Rowe Price International Funds, Inc.

May 17, 2007

FUND MANAGER CHANGE

Effective July 2, 2007, S. Leigh Robertson will replace Christopher D. Alderson and assume day-to-day responsibility for managing the portfolio and developing and executing its investment program. Ms. Robertson joined T. Rowe Price International in 2002 and has been managing investments since that time. Prior to joining T. Rowe Price International, she was a fund manager/analyst with Merrill Lynch covering Latin America.

RISKS OF INTERNATIONAL INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Funds investing in a single country, limited geographic region, or emerging markets tend to be riskier than more diversified funds. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

MSCI Emerging Markets Europe and Middle East Index: A market-capitalization-weighted index consisting of more than 100 securities in seven world markets.

Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 4/30/07
Sberbank, Russia	9.4%
Lukoil, Russia	5.2
Turkiye Garanti Bankasi, Turkey	4.3
Orascom Construction, Egypt	4.2
Orascom Telecom, Egypt	4.0
Bank Muscat SAOG, Oman	3.6
Seventh Continent, Russia	3.4
Novatek, Russia	3.4
RBC Information Systems, Russia	3.3
MMC Norilsk Nickel, Russia	3.3
Halyk Savings Bank, Kazakhstan	3.2
X 5 Retail Group NV, Russia	2.8
RGI International, Russia	2.4
Erste Bank der Oesterreich Sparkasse, Austria	2.4
Gazprom, Russia	2.3
Integra Group Holdings, Russia	2.2
Sibacadembank, Russia	2.2
CTC Media, Russia	2.1
BIM Birlesik Magazalar, Turkey	1.9
TMK OAO, Russia	1.9
Yapi Ve Kredi Bankasi, Turkey	1.9
Commercial International Bank, Egypt	1.9
National Societe General, Egypt	1.9
Turkiye Is Bankasi, Turkey	1.8
EFG Hermes, Egypt	1.8
Total	76.8%

Note: Table excludes investments in the T. Rowe Price Reserve Investment Fund and collateral for securities lending.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

Financial Highlights For a share outstanding throughout each period

	6 Months Ended 4/30/07‡	Year Ended 10/31/06‡	10/31/05‡	10/31/04	10/31/03	10/31/02
NET ASSET VALUE						
Beginning of period	$ 30.77	$ 22.80	$ 14.24	$ 10.81	$ 6.82	$ 5.89
Investment activities						
Net investment income (loss)	(0.01)	0.50	0.15	(0.01)	0.04*	(0.05)*
Net realized and unrealized gain	4.97	7.51	8.34	3.40	3.93	0.98
Total from investment activities	4.96	8.01	8.49	3.39	3.97	0.93
Distributions						
Net investment income	(0.42)	(0.04)	–	(0.02)	–	–
Net realized gain	(1.06)	(0.03)	–	–	–	–
Total distributions	(1.48)	(0.07)	–	(0.02)	–	–
Redemption fees added to paid-in capital	–	0.03	0.07	0.06	0.02	–
NET ASSET VALUE						
End of period	**$ 34.25**	**$ 30.77**	**$ 22.80**	**$ 14.24**	**$ 10.81**	**$ 6.82**
Ratios/Supplemental Data						
Total return^	**16.55%**	**35.34%**	**60.11%**	**31.96%**	**58.50%***	**15.79%***
Ratio of total expenses to average net assets	1.25%†	1.26%	1.32%	1.75%	1.75%*	1.75%*
Ratio of net investment income (loss) to average net assets	(0.07)%†	1.80%	0.75%	(0.16)%	0.51%*	(0.66)%*
Portfolio turnover rate	52.0%†	55.1%	28.1%	67.7%	54.1%	94.5%
Net assets, end of period (in millions)	$ 1,738	$ 1,413	$ 840	$ 115	$ 47	$ 21

‡ Per share amounts calculated using average shares outstanding method.

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.

* Excludes expenses in excess of a 1.75% contractual expense limitation in effect through 2/28/07.

† Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments †

(Cost and value in $ 000s)

	Shares	Value
AUSTRIA 3.9%		
Common Stocks 3.9%		
Erste Bank der Oesterreich Sparkasse	514,800	41,330
Raiffeisen International (1)	195,883	26,981
Total Austria (Cost $46,444)		68,311
EGYPT 16.5%		
Common Stocks 16.5%		
Commercial International Bank	3,107,628	32,292
EFG Hermes	4,704,813	30,610
El Sewedy Cables (2)	1,994,400	18,429
MobiNil-Egyptian	1,049,380	29,350
National Societe General	4,257,986	32,272
Orascom Construction	1,276,453	73,627
Orascom Telecom	5,053,270	69,548
Total Egypt (Cost $184,354)		286,128
GEORGIA 1.3%		
Common Stocks 1.3%		
Bank of Georgia, GDR (USD) (2)	634,943	21,819
Total Georgia (Cost $12,539)		21,819
KAZAKHSTAN 6.4%		
Common Stocks 6.4%		
ATF Bank, GDR (EUR) (2)	175,000	16,734
Chagla Group, GDR (USD) (2)	781,075	9,178
Halyk Savings Bank, GDR (USD) (1)(2)	2,461,465	55,058
Kazakhmys (GBP)	1,337,800	30,279
Total Kazakhstan (Cost $108,344)		111,249

LEBANON 0.2%		
Common Stocks 0.2%		
Solidere, GDR (USD)	273,511	4,289
Total Lebanon (Cost $5,941)		4,289
OMAN 5.8%		
Common Stocks 5.8%		
Bank Muscat	1,720,017	5,210
Bank Muscat SAOG, GDR, Regulation S shares (USD)	4,714,652	58,030
National Bank of Oman	1,526,828	21,616
Oman Cement	450,900	6,934
Raysut Cement	2,410,600	8,279
Total Oman (Cost $81,240)		100,069
QATAR 0.8%		
Common Stocks 0.8%		
Commercial Bank of Qatar	538,531	13,684
Total Qatar (Cost $12,641)		13,684
ROMANIA 1.2%		
Common Stocks 1.2%		
BRD-Groupe Societe Generale	2,290,000	21,704
Total Romania (Cost $14,991)		21,704
RUSSIA 53.1%		
Common Stocks 50.9%		
Armada (USD) (2)	476,230	409
Baltika Brewery (USD)	162,700	7,769
Bank Vozrozhdenie (USD)	266,900	16,014
Bank Vozrozhdenie, ADR (EUR)	15,000	893
CTC Media (USD) (1)(2)	1,398,200	36,464

Gazprom, ADR, Regulation S Shares (USD) (1)	1,024,899	40,185
Integra Group Holdings, GDR (USD) (2)	1,811,900	37,982
Lebedyansky (USD)	275,269	24,361
Lukoil, ADR (USD) (1)	1,127,000	90,160
Magnitogorsk Iron & Steel Works, GDR (USD) (2)	1,725,000	21,821
MMC Norilsk Nickel (USD)	294,100	56,761
Novatek, GDR (USD) (3)	740,030	37,969
Novatek (USD)	3,811,000	20,960
Nutritek (USD) (2)	270,000	14,310
Open Investments (USD) (2)	85,312	23,887
Rambler Media (USD) (2)	534,197	29,301
RBC Information Systems (USD) (2)(4)	5,978,452	56,795
RGI International (USD) (2)	3,579,400	41,860
Sberbank (USD)	41,350	163,953
Seventh Continent (USD)	2,085,317	59,682
Sistema Hals, GDR (USD) (2)	1,404,196	21,048
TMK OAO, GDR (USD) (1)(2)	361,467	13,127
TMK OAO (USD) (2)	2,222,400	20,224
X 5 Retail Group NV, GDR (USD) (1)(2)	1,625,460	49,151
		885,086
Preferred Stocks 2.2%		
Ursa Bank (USD) (2)(4)	15,921,000	37,733
		37,733
Total Russia (Cost $562,266)		922,819

TURKEY 10.8%

Common Stocks 10.8%		
Bank Asya (2)	500,000	2,889
BIM Birlesik Magazalar (2)	531,579	33,397
Hurriyet Gazetecilik ve Matbaacilik	3,614,706	9,636
Turkiye Garanti Bankasi	15,484,925	74,376
Turkiye Is Bankasi	6,596,743	31,041
Turkiye Vakiflar Bank (2)	859,186	2,204

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Assets and Liabilities

(In thousands except shares and per share amounts)

Assets	
Investments in securities, at value	
Non-affiliated companies (cost $1,144,579)	$ 1,711,154
Affiliated companies (cost $89,018)	118,891
Total investments in securities	1,830,045
Receivable for investment securities sold	10,367
Receivable for shares sold	4,397
Dividends and interest receivable	1,931
Cash	474
Foreign currency (cost $57)	57
Other assets	1,631
Total assets	1,848,902
Liabilities	
Obligation to return securities lending collateral	67,100
Payable for investment securities purchased	36,334
Payable for shares redeemed	3,536
Investment management fees payable	1,496
Due to affiliates	115
Other liabilities	1,843
Total liabilities	110,424
NET ASSETS	$ 1,738,478
Net Assets Consist of:	
Undistributed net investment loss	$ (830)
Undistributed net realized gain	23,503
Net unrealized gain	596,554
Paid-in capital applicable to 50,762,761 shares of $0.01 par value capital stock outstanding; 2,000,000,000 shares of the Corporation authorized	1,119,251
NET ASSETS	$ 1,738,478
NET ASSET VALUE PER SHARE	$ 34.25

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price International Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Emerging Europe & Mediterranean Fund (the fund), a nondiversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on August 31, 2000. The fund seeks long-term growth of capital through investments primarily in the common stocks of companies in the emerging market countries of Europe and the Mediterranean region.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities. Debt securities with original maturities of less than one year are valued at amortized cost in local currency, which approximates fair value when combined with accrued interest.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Most foreign markets close before the close of trading on the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the fund’s share price, the fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. In deciding whether to make fair value adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict when and how often it will use closing prices and when it will adjust those prices to reflect fair value. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day’s opening prices in the same markets, and adjusted prices.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund, and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

New Accounting Pronouncements In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes, a clarification of FASB Statement No. 109, Accounting for Income Taxes. FIN 48 establishes financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. Management is evaluating the anticipated impact, if any, that FIN 48 will have on the fund upon adoption, which, pursuant to a delay granted by the U.S. Securities and Exchange Commission, is expected to be on the last business day of the fund’s semiannual period, April 30, 2008.

In September 2006, the FASB released the Statement of Financial Accounting Standard No. 157 (“FAS 157”), Fair Value Measurements. FAS 157 clarifies the definition of fair value and establishes the framework for measuring fair value, as well as proper disclosure of this methodology in the financial statements. It will be effective for the fund’s fiscal year beginning November 1, 2008. Management is evaluating the effects of FAS 157; however, it is not expected to have a material impact on the fund’s net assets or results of operations.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging Markets At April 30, 2007, approximately 96% of the fund’s net assets were invested in securities of companies located in emerging markets or denominated in or linked to the currencies of emerging market countries. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, their sale may involve substantial delays and additional costs, and prompt sale at an acceptable price may be difficult.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested in a money market pooled account managed by the fund’s lending agent in accordance with investment guidelines approved by fund management. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. At April 30, 2007, the value of loaned securities was $62,710,000; aggregate collateral consisted of $67,100,000 in the money market pooled account.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $550,638,000 and $412,524,000, respectively, for the six months ended April 30, 2007.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of April 30, 2007.

At April 30, 2007, the cost of investments for federal income tax purposes was $1,233,597,000. Net unrealized gain aggregated $596,554,000 at period-end, of which $606,135,000 related to appreciated investments and $9,581,000 related to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price International, Inc. (the manager), a wholly owned subsidiary of T. Rowe Price Associates, Inc. (Price Associates), which is wholly owned by T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.75% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.29% for assets in excess of $160 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At April 30, 2007, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the six months ended April 30, 2007, expenses incurred pursuant to these service agreements were $56,000 for Price Associates, $592,000 for T. Rowe Price Services, Inc., and $14,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The T. Rowe Price Reserve Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Funds pay no investment management fees.

As of April 30, 2007, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 104,447 shares of the fund, representing less than 1% of the fund’s net assets.

NOTE 5 - INTERFUND BORROWING

Pursuant to its prospectus, the fund may borrow up to 33% of its total assets. The fund is party to an interfund borrowing agreement between itself and other T. Rowe Price-sponsored mutual funds, which permits it to borrow or lend cash at rates beneficial to both the borrowing and lending funds. Loans totaling 10% or more of a borrowing fund’s total assets are collateralized at 102% of the value of the loan; loans of less than 10% are unsecured. During the six months ended April 30, 2007, the fund had outstanding borrowings on 25 days, in the average amount of $8,388,000, and at an average annual rate of 5.50%. There were no borrowings outstanding at April 30, 2007.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 7, 2007, the fund’s Board of Directors unanimously approved the investment advisory contract (Contract) between the fund and its investment manager, T. Rowe Price International, Inc. (Manager). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager
The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included, but were not limited to, management of the fund’s portfolio and a variety of activities related to portfolio management. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total return over the one-, three-, and five-year and since-inception periods as well as the fund’s year-by-year returns and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board noted that soft dollars were not used to pay for third-party, non-broker research. The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Manager’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Manager. Under the Contract, the fund pays a fee to the Manager composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate that is assessed on the assets of the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio and compared them with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board showed that the fund’s management fee rate and expense ratio were generally at or below the median of comparable funds. The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	June 28, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	June 28, 2007

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	June 28, 2007